UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

American Airlines Group Inc.

American Airlines, Inc.

US Airways Group, Inc.

US Airways, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
Delaware	1-8444	54-1194634
Delaware	1-8442	53-0218143
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
4333 Amon Carter Blvd., Fort Worth, Texas	76155
111 West Rio Salado Parkway, Tempe, Arizona	85281
111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(817) 963-1234

(817) 963-1234

(480) 693-0800

(480) 693-0800

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

American Airlines, Inc. (the Company), American Airlines Group Inc.’s wholly-owned subsidiary, issued a press release on December 13, 2013 providing certain information regarding a financing transaction launched by the Company. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release of American Airlines, Inc. dated December 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines Group Inc.
/s/ Derek J. Kerr
Derek J. Kerr Chief Financial Officer

Dated: December 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.
/s/ Derek J. Kerr
Derek J. Kerr Chief Financial Officer

Dated: December 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
/s/ Derek J. Kerr
Derek J. Kerr Chief Financial Officer

Dated: December 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
/s/ Derek J. Kerr
Derek J. Kerr Chief Financial Officer

Dated: December 13, 2013

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